BYLAWS
                          OF
              LUXEMBURG BANCSHARES, INC.

                   TABLE OF CONTENTS



                                                   Page


ARTICLE I.  OFFICES; RECORDS                                    1
     1.01.  Principal and Business Offices                      1
     1.02.  Registered Office                                   1
     1.03.  Corporate Records                                   1


ARTICLE II.  SHAREHOLDERS                                       1
     2.01.  Annual Meeting                                      1
     2.02.  Special Meetings                                    3
     2.03.  Place of Meeting                                    5
     2.04.  Notices to Shareholders                             6
          (a) Required Notice                                   6
          (b) Adjourned Meeting                                 6
          (c) Waiver of Notice                                  6
          (d) Contents of Notice                                6
          (e) Fundamental Transactions                          6
     2.05.  Fixing of Record Date                               7
          (a) Meetings                                          7
          (b) Distributions                                     7
     2.06.  Shareholder List                                    7
     2.07.  Quorum                                              7
     2.08.  Conduct of Meetings                                 8
     2.09.  Proxies                                             8
     2.10.  Voting of Shares                                    8
     2.11.  No Nominee Procedures                               8


ARTICLE III.  BOARD OF DIRECTORS                                8
     3.01.  General Powers                                      8
     3.02.  Resignations and Qualifications                     9
     3.03.  Regular Meetings                                    9
     3.04.  Special Meetings                                    9
     3.05.  Meetings By Telephone or Other
          Communication Technology                              9
     3.06.  Notice of Meetings                                  9
     3.07.  Quorum                                             10
     3.08.  Manner of Acting                                   10
     3.09.  Conduct of Meetings                                10
     3.10.  Vacancies                                          10
     3.11.  Compensation                                       10
     3.12.  Presumption of Assent                              10
     3.13.  Committees                                         10


ARTICLE IV.  OFFICERS                                          11
     4.01.  Appointment                                        11
     4.02.  Resignation and Removal                            11
     4.03.  Chairman of the Board                              11
     4.04.  President                                          12
     4.05.  Shared Duties of Chairman of the Board
          and President                                        12
     4.06.  Vice Presidents                                    12
     4.07.  Secretary                                          12
     4.08.  Treasurer                                          13
     4.09.  Assistants and Acting Officers                     13
     4.10.  Salaries                                           13


ARTICLE V.  CERTIFICATES FOR SHARES AND THEIR
     TRANSFER                                                  13
     5.01.  Certificates for Shares                            13
     5.02.  Signature by Former Officer, Transfer
          Agent or Registrar                                   13
     5.03.  Transfer of Shares                                 14
     5.04.  Restrictions on Transfer                           14
     5.05.  Lost, Destroyed or Stolen Certificates             14
     5.06.  Consideration for Shares                           14
     5.07.  Stock Regulations                                  14


ARTICLE VI.  WAIVER OF NOTICE                                  14
     6.01.  Shareholder Written Waiver                         14
     6.02.  Shareholder Waiver by Attendance                   15
     6.03.  Director Written Waiver                            15
     6.04.  Director Waiver by Attendance                      15


ARTICLE VII.  ACTION WITHOUT MEETINGS                          15
     7.01.  Director Action Without Meeting                    15


ARTICLE VIII.  INDEMNIFICATION                                 16
     8.01.  Indemnification for Successful Defense             16
     8.02.  Other Indemnification                              16
     8.03.  Written Request                                    16
     8.04.  Nonduplication                                     16
     8.05.  Determination of Right to
          Indemnification                                      17
     8.06.  Advance of Expenses                                18
     8.07.  Nonexclusivity                                     18
     8.08.  Court-Ordered Indemnification                      19
     8.09.  Indemnification and Allowance of
          Expenses of Employees and Agents                     19
     8.10.  Insurance                                          19
     8.11.  Securities Law Claims                              19
     8.12.  Liberal Construction                               19
     8.13.  Definitions Applicable to this Article             20


ARTICLE IX.  SEAL                                              21


ARTICLE X.  AMENDMENTS                                         21
     10.01.  By Shareholders                                   21
     10.02.  By Directors                                      21
     10.03.  Implied Amendments                                21




                        BYLAWS
                          OF
              LUXEMBURG BANCSHARES, INC.


                      ARTICLE I.

                   OFFICES; RECORDS

     1.01.    Principal  and  Business  Offices.    The
corporation may have such principal and other  business
offices,   either  within  or  without  the  State   of
Wisconsin, as the Board of Directors may designate or as the business of the corporation may require from time to time.

     1.02.   Registered Office.  The registered  office
of  the  corporation required by the Wisconsin Business
Corporation  Law  to  be maintained  in  the  State  of
Wisconsin may be, but need not be, identical  with  the
principal office in the State of Wisconsin. The address
of  the  registered office may be changed from time  to
time  by  any officer or by the registered agent.   The
office of the registered agent of the corporation shall be identical to such registered office.

     1.03.  Corporate Records.  The following documents
and   records   shall  be  kept  at  the  corporation's
principal office or at such other reasonable location as may be specified by the corporation:

     (a)  Minutes   of  shareholders'  and   Board   of
          Directors'  meetings and any written  notices
          thereof.
     (b)  Records  of actions taken by the shareholders
          or directors without a meeting.
     (c)  Records of actions taken by committees of the
          Board of Directors.
     (d)  Accounting records.
     (e)  Records of its shareholders.
     (f)  Current Bylaws.
     (g)  Written waivers of notice by shareholders  or
          directors (if any).
     (h)  Written consents by shareholders or directors
          for actions without a meeting (if any).
     (i)  Voting trust agreements (if any).
     (j)  Stock   transfer  agreements  to  which   the
          corporation is a party or of which it has notice (if any).


                      ARTICLE II.

                     SHAREHOLDERS

     2.01. Annual Meeting. The annual meeting of the shareholders (an "Annual Meeting") shall be held on such date and at such time as may be fixed by or under the authority of the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting.
If the election of directors is not held on the day fixed as herein provided for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a meeting of the shareholders as soon thereafter as may be convenient.

     At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors; (b) otherwise brought before the meeting by or at the direction of the Board of Directors; or (c) brought before the meeting by a shareholder pursuant to this Section 2.01.

     Only  persons who are nominated in accordance with
the procedures set forth in this Section 2.01 shall  be
eligible  for  election as directors.   Nominations  of
persons for election to the Board of Directors of the corporation may be made at a meeting of shareholders by or at the direction of the Board of Directors or by any shareholder of the corporation entitled to vote for the election of directors at the meeting who complies with the procedures set forth in this bylaw.

     For  business  to  be properly brought  before  an
annual meeting by a shareholder, and for nominations by
shareholders   for  the  election  of  directors,   the
shareholder  must have given timely notice  thereof  in
writing  to  the  Secretary  of  the  corporation.  All
notices  given  pursuant to this Section  shall  be  in
writing  and must be received by the Secretary  of  the
corporation  not later than ninety days  prior  to  the
anniversary  date of the annual meeting of shareholders
in  the  immediately preceding year. All  such  notices
shall  include  (i) a representation  that  the  person
sending the notice is a shareholder of record and  will
remain such through the Meeting Record Date (defined in
Section  2.05);  (ii)  the name and  address,  as  they
appear on the corporation's books, of such shareholder;
(iii)  the class and number of the corporation's shares
which  are  owned beneficially and of  record  by  such
shareholder;  and  (iv)  a  representation  that   such
shareholder intends to appear in person or by proxy  at
such  meeting  to  make  the  nomination  or  move  the
consideration  of  other  business  set  forth  in  the
notice.   Notice  as to proposals with respect  to  any
business  to be brought before the meeting  other  than
election of directors shall also set forth the text  of
the proposal and may set forth any statement in support
thereof  that  the shareholder wishes to bring  to  the
attention  of  the corporation, and shall  specify  any
material interest of such shareholder in such business.
The  person providing the notice shall also be required
to provide such further information as may be requested
by  the  corporation to comply with federal  securities
laws,  rules and regulations.  Notice as to nominations
shall  set forth the name(s) of the nominee(s), address
and  principal  occupation or  employment  of  each,  a
description   of  all  arrangements  or  understandings
between the shareholder and each nominee and any person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder, the written consent of each nominee to serve as a director if so elected and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the nominee(s) of such shareholder.

     The  chairman  of  the  meeting  shall  refuse  to
acknowledge  the  nomination  of  any  person  or   the
consideration of any business not made in compliance with the foregoing procedures. Any business proposed to be considered at the meeting must be a proper subject for action by shareholders.

     2.02. Special Meetings. (a) A special meeting of shareholders (a "Special Meeting") may be called only by the Board of Directors pursuant to a resolution adopted by three-quarters (3/4) of the entire Board of Directors and shall be called by the Board of Directors upon the demand, in accordance with this Section 2.02, of the holders of record of shares representing at least 10% of all the votes entitled to be cast on any issue proposed to be considered at the Special Meeting.

     (b)  In  order that the corporation may  determine
the  shareholders entitled to demand a Special Meeting,
the  Board  of  Directors may  fix  a  record  date  to
determine  the  shareholders entitled to  make  such  a
demand  (the "Demand Record Date").  The Demand  Record
Date  shall  not  precede  the  date  upon  which   the
resolution fixing the Demand Record Date is adopted  by
the  Board of Directors and shall not be more  than  10
days  after  the date upon which the resolution  fixing
the  Demand  Record Date is adopted  by  the  Board  of
Directors.  Any shareholder of record seeking  to  have
shareholders demand a Special Meeting shall, by sending
written  notice to the Secretary of the corporation  by
hand or by certified or registered mail, return receipt
requested,  request  the Board of Directors  to  fix  a
Demand  Record  Date.   The Board  of  Directors  shall
promptly,  but in all events within 30 days  after  the
date  on  which a valid request to fix a Demand  Record
Date  is received, adopt a resolution fixing the Demand
Record  Date  and  shall make a public announcement  of
such Demand Record Date.  If no Demand Record Date  has
been  fixed  by the Board of Directors within  30  days
after the date on which such request is received by the
Secretary, the Demand Record Date shall be the 30th day
after the first day on which a valid written request to
set  a Demand Record Date is received by the Secretary.
To  be valid, such written request shall set forth  the
purpose or purposes for which the Special Meeting is to
be held, shall be signed by one or more shareholders of
record  (or  their  duly authorized  proxies  or  other
representatives), shall bear the date of  signature  of
each    such   shareholder   (or   proxy    or    other
representative)  and  shall set forth  all  information
about  each  such shareholder and about the  beneficial
owner or owners, if any, on whose behalf the request is
made  that  would  be required to be  set  forth  in  a
shareholder's  notice described in Section  2.01.   Any
business proposed to be brought before the meeting must
be a subject for which a special meeting must be called
under   Wisconsin  law  upon  the  demand  of   a   10%
shareholder.

     (c) In order for a shareholder or shareholders  to
demand  a Special Meeting, a written demand or  demands
for  a  Special Meeting by the holders of record as  of
the  Demand Record Date of shares representing at least
10%  of all the votes entitled to be cast on any  issue
proposed  to be considered at the Special Meeting  must
be  delivered  to the corporation.  To be  valid,  each
written  demand by a shareholder for a Special  Meeting
shall  set  forth the specific purpose or purposes  for
which  the Special Meeting is to be held (which purpose
or purposes shall be limited to the purpose or purposes
set forth in the written request to set a Demand Record
Date  received by the corporation pursuant to paragraph
(b)  of  this Section 2.02), shall be signed by one  or
more  persons  who  as of the Demand  Record  Date  are
shareholders  of  record  (or  their  duly   authorized
proxies or other representatives), shall bear the  date
of  signature  of each such shareholder  (or  proxy  or
other representative), and shall set forth the name and
address, as they appear in the corporation's books,  of
each  shareholder signing such demand and the class  or
series  and  number of shares of the corporation  which
are  owned  of  record and beneficially  by  each  such
shareholder, shall be sent to the Secretary by hand  or
by   certified  or  registered  mail,  return   receipt
requested, and shall be received by the Secretary not before and within 70 days after the Demand Record Date.

     (d)  The corporation shall not be required to call
a  Special  Meeting upon shareholder demand unless,  in
addition to the documents required by paragraph (c)  of
this  Section  2.02, the Secretary receives  a  written
agreement  signed  by each Soliciting  Shareholder  (as
defined  herein),  pursuant to  which  each  Soliciting
Shareholder, jointly and severally, agrees to  pay  the
corporation's  costs  of holding the  Special  Meeting,
including  the  costs of preparing  and  mailing  proxy
materials   for  the  corporation's  own  solicitation,
provided that if each of the resolutions introduced  by
any  Soliciting Shareholder at such meeting is adopted,
and  each of the individuals nominated by or on  behalf
of  any Soliciting Shareholder for election as director
at   such  meeting  is  elected,  then  the  Soliciting
Shareholders shall not be required to pay  such  costs.
For purposes of this paragraph (d), the following terms shall have the meanings set forth below:

     (i)"Affiliate" shall have the meaning assigned to such term in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended
        (the "Exchange Act").

     (ii)     "Participant  in  a  Solicitation"  shall
        have  the meaning assigned to such term in Item
        4   of  Schedule  14A  promulgated  under   the
        Exchange Act.

     (iii)    "Person" shall mean any individual, firm,
        corporation,   partnership,   joint    venture,
        association,        trust,       unincorporated
        organization or other entity.

     (iv) "Proxy" shall have the meaning assigned to such term in Rule 14a-1 promulgated under the Exchange Act.

     (v)"Solicitation" shall have the meaning assigned to such term in Rule 14a-1 promulgated under the Exchange Act.

     (vi)     "Soliciting Shareholder" shall mean, with
        respect  to any Special Meeting demanded  by  a
        shareholder  or  shareholders,   any   of   the
        following Persons:

        (A)  each shareholder signing any such demand;

        (B)  if  the number of shareholders signing the
             demand  or demands for a meeting delivered
             to  the  corporation pursuant to paragraph
             (c)  of this Section 2.02 is more than 10,
             each  Person  who is or intends  to  be  a
             Participant    in   a   Solicitation    in
             connection   with   the  Special   Meeting
             (other than a Solicitation of Proxies on behalf of the corporation); or

        (C)  any     Affiliate    of    a    Soliciting
             Shareholder,   if   a  majority   of   the
             directors  then  in office  determine,  in
             good faith, that such Affiliate should  be
             required   to  sign  the  written   notice
             described   in  paragraph  (c)   of   this
             Section 2.02 and/or the written agreement described in this paragraph (d) in order to prevent the purposes of this Section
             2.02 from being evaded.

     (e)  Except as provided in the following sentence,
any  Special Meeting shall be held at such hour and day
as may be designated by the Board of Directors.  In the
case  of  any  Special Meeting called by the  Board  of
Directors  upon the demand of shareholders  (a  "Demand
Special  Meeting"),  the date  of  the  Demand  Special
Meeting  shall  be  not more than  70  days  after  the
Meeting  Record  Date (as defined in  Section  2.05  of
these  Bylaws);  provided that in the  event  that  the
directors then in office fail to designate an hour  and
date  for a Demand Special Meeting within 30 days after
the date that valid written demands for such meeting by
the  holders of record as of the Demand Record Date  of
shares  representing  at least 10%  of  all  the  votes
entitled  to  be  cast  on any  issue  proposed  to  be
considered  at  the Special Meeting,  as  well  as  the
agreement described in paragraph (d), are delivered  to
the   corporation  (the  "Delivery  Date"),  then  such
meeting shall be held at 2:00 p.m. (local time) on  the
100th day after the Delivery Date or, if such 100th day
is  not a Business Day (as defined below), on the first
preceding Business Day.  In fixing a meeting  date  for
any   Special  Meeting,  the  Board  of  Directors  may
consider  such factors as it deems relevant within  the
good   faith   exercise  of  its   business   judgment,
including, without limitation, the nature of the action proposed to be taken, the facts and circumstances surrounding any demand for such meeting, and any plan of the Board of Directors to call an Annual Meeting or a Special Meeting.

     (f)   The   corporation  may  engage   independent
inspectors  of  elections to act as  an  agent  of  the
corporation  for the purpose of promptly  performing  a
ministerial  review of the validity  of  any  purported
written   demand  or  demands  for  a  Special  Meeting
received   by  the  Secretary.   For  the  purpose   of
permitting  the inspectors to perform such  review,  no
purported demand shall be deemed to have been delivered
to  the corporation until the earlier of (i) 5 Business
Days   following  receipt  by  the  Secretary  of  such
purported  demand and (ii) such date as the independent
inspectors  certify to the corporation that  the  valid
demands  received by the Secretary represent  at  least
10%  of all the votes entitled to be cast on each issue
proposed  to  be  considered at  the  Special  Meeting.
Nothing contained in this paragraph shall in any way be
construed  to  limit  the  ability  of  the  Board   of
Directors or any shareholder to contest the validity of any demand, whether during or after such 5 Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto).

     (g) Only business within the purpose described in the meeting notice given in accordance with Section
2.04  of  these Bylaws may be conducted  at  a  Special
Meeting.

     (h)  For purposes of these Bylaws, "Business  Day"
shall mean any day other than a Saturday, a Sunday or a
day  on  which  banking institutions in  the  State  of
Wisconsin  are  authorized  or  obligated  by  law   or
executive order to close.

     2.03.   Place of Meeting.  The Board of  Directors
may  designate any place, either within or without  the
State  of  Wisconsin, as the place of meeting  for  any
annual   meeting  or  any  special  meeting.    If   no
designation is made, the place of meeting shall be the principal office of the corporation. Any meeting may be adjourned to reconvene at any place designated by vote of the Board of Directors.

     2.04.  Notices to Shareholders.

          (a)  Required Notice.  Written notice stating
     the  place,  day and hour of the meeting  and,  in
     case of a Special Meeting, the purpose or purposes
     for   which  the  meeting  is  called,  shall   be
     delivered  not  less than ten (10) days  nor  more
     than  seventy  (70) days before the  date  of  the
     meeting  (unless a different time is  provided  by
     law  or the Articles of Incorporation), by  or  at
     the  direction of the Chairman of the  Board,  the
     President  or  the Secretary, to each  shareholder
     entitled  to  vote  at such meeting  or,  for  the
     fundamental  transactions described in subsections
     (e)(l)  to  (4)  below  (for which  the  Wisconsin
     Business  Corporation Law requires that notice  be
     given  to  shareholders not entitled to vote),  to
     all  shareholders.   If  mailed,  such  notice  is
     effective  when  deposited in  the  United  States
     mail,  and shall be addressed to the shareholder's
     address   shown   in   the   current   record   of
     shareholders  of  the  corporation,  with  postage
     thereon  prepaid.   At  least  twenty  (20)  days'
     notice shall be provided if the purpose, or one of
     the purposes, of the meeting is to consider a plan
     of  merger or share exchange for which shareholder
     approval  is required by law, or the sale,  lease,
     exchange   or   other  disposition   of   all   or
     substantially all of the corporation's property, with or without good will, otherwise than in the usual and regular course of business.

          (b) Adjourned Meeting.  Except as provided in
     the  next sentence, if any shareholder meeting  is
     adjourned  to  a different date, time,  or  place,
     notice  need  not be given of the new date,  time,
     and  place,  if the new date, time, and  place  is
     announced at the meeting before adjournment.  If a
     new  record date for the adjourned meeting  is  or
     must  be fixed, then notice must be given pursuant
     to  the  requirements  of paragraph  (a)  of  this
     Section   2.04,   to   those   persons   who   are
     shareholders as of the new record date.

          (c) Waiver of Notice. A shareholder may waive notice in accordance with Article VI of these Bylaws.

          (d)  Contents of Notice.  The notice of  each
     Special Meeting shall include a description of the
     purpose  or  purposes  for which  the  meeting  is
     called.   Except  as otherwise provided  in  these
     Bylaws, in the Articles of Incorporation, or in the Wisconsin Business Corporation Law, the notice of an annual shareholder meeting need not include a description of the purpose or purposes for which the meeting is called.

          (e)  Fundamental Transactions.  If a  purpose
     of  any shareholder meeting is to consider either:
     (1)  a  proposed  amendment  to  the  Articles  of
     Incorporation  (including any restated  articles);
     (2)  a  plan of merger or share exchange for which
     shareholder approval is required by law;  (3)  the
     sale, lease, exchange or other disposition of  all
     or   substantially   all  of   the   corporation's
     property,  with  or without good  will,  otherwise
     than  in the usual and regular course of business;
     (4) the dissolution of the corporation; or (5) the
     removal  of a director, the notice must  so  state
     and  in  cases  (1),  (2) and (3)  above  must  be
     accompanied by, respectively, a copy or summary of
     the:  (1) proposed articles of amendment or a copy
     of  the  restated  articles  that  identifies  any
     amendment  or other change; (2) proposed  plan  of
     merger   or   share  exchange;  or  (3)   proposed
     transaction   for   disposition    of    all    or
     substantially  all of the corporation's  property.
     If   the   proposed   corporate   action   creates
     dissenters' rights, the notice must state that shareholders and beneficial shareholders are or may be entitled to assert dissenters' rights, and must be accompanied by a copy of Sections 180.1301 to 180.1331 of the Wisconsin Business Corporation
     Law.

     2.05.   Fixing of Record Date.  (a) Meetings.  The
Board  of  Directors may fix in advance a date  as  the
record  date  for  any  determination  of  shareholders
entitled  to notice of, and to vote at, a shareholders'
meeting,  such  date in any case to be  not  more  than
seventy  (70)  days prior to the meeting (the  "Meeting
Record  Date").   In  the case of  any  Demand  Special
Meeting, (i) the Meeting Record Date shall be not later
than  the 30th day after the Delivery Date and (ii)  if
the  Board of Directors fails to fix the Meeting Record
Date  within 30 days after the Delivery Date, then  the
close of business on such 30th day shall be the Meeting
Record  Date.   When  a determination  of  shareholders
entitled  to  vote  at any meeting of shareholders  has
been   made   as   provided  in  these   Bylaws,   such
determination shall be applied to any adjournment thereof unless the Board of Directors fixes a new record date and except as otherwise required by law. A new record date must be set if a meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

     (b)  Distributions.  The Board  may  also  fix  in
advance  a  date  as  the record date  for  determining
shareholders   entitled  to  receive  a   dividend   or
distribution.   If  no record date  is  fixed  for  the
determination  of shareholders entitled  to  receive  a
share   dividend   or  distribution   (other   than   a
distribution involving a purchase, redemption or other acquisition of the corporation's shares), the close of business on the day on which the resolution of the Board of Directors is adopted declaring the dividend or distribution shall be the record date.

     2.06.   Shareholder List.  The  officer  or  agent
having charge of the stock transfer books for shares of
the   corporation   shall,  before  each   meeting   of
shareholders,   make   a   complete   record   of   the
shareholders  entitled  to  notice  of  such   meeting,
arranged  by class or series of shares and showing  the
address  of  and  the  number of shares  held  by  each
shareholder.   The shareholder list shall be  available
at  the meeting and may be inspected by any shareholder
or  his or her agent or attorney at any time during the
meeting or any adjournment. Any shareholder or  his  or
her  agent or attorney may inspect the shareholder list
beginning two (2) business days after the notice of the
meeting  is  given and continuing to the  date  of  the
meeting, at the corporation's principal office or at  a
place  identified  in the meeting notice  in  the  city
where  the meeting will be held and, subject to Section
180.1602(2)(b)  3  to  5  of  the  Wisconsin   Business
Corporation  Law,  may  copy the list,  during  regular
business  hours and at his or her expense,  during  the
period  that it is available for inspection  hereunder.
The   original   stock  transfer  books   and   nominee
certificates on file with the corporation (if any) shall be prima facie evidence as to who are the shareholders entitled to inspect the shareholder list or to vote at any meeting of shareholders. Failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

     2.07.   Quorum.  Except as otherwise  provided  in
the  Articles  of  Incorporation or  in  the  Wisconsin
Business  Corporation  Law, a  majority  of  the  votes
entitled  to be cast by shares entitled to  vote  as  a
separate  voting  group  on a  matter,  represented  in
person  or by proxy, shall constitute a quorum of  that
voting group for action on that matter at a meeting  of
shareholders.  Once  a  share is  represented  for  any
purpose  at  a meeting, other than for the  purpose  of
objecting   to  holding  the  meeting  or   transacting
business at the meeting, it is considered present for purposes of determining whether a quorum exists for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that meeting.

     2.08.   Conduct of Meetings.  The Chairman of  the
Board or, in his or her absence, any Officer or Director chosen by the Board of Directors shall call the meeting of the shareholders to order and shall act as Chairman of the meeting, and the Secretary shall act as secretary of all meetings of the shareholders, but, in the absence of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting.

     2.09.   Proxies.  At all meetings of shareholders,
a shareholder entitled to vote may vote in person or by
proxy appointed in writing by the shareholder or by his
or  her  duly authorized attorney-in-fact.   All  proxy
appointment forms shall be filed with the Secretary  or
other officer or agent of the corporation authorized to
tabulate  votes before or at the time of  the  meeting.
Unless  the appointment form conspicuously states  that
it  is irrevocable and the appointment is coupled  with
an  interest, a proxy appointment may be revoked at any
time.   The presence of a shareholder who has  filed  a
proxy appointment shall not of itself constitute a revocation. No proxy appointment shall be valid after eleven months from the date of its execution, unless otherwise expressly provided in the appointment form.
The Board of Directors shall have the power and authority to make rules that are not inconsistent with the Wisconsin Business Corporation Law as to the validity and sufficiency of proxy appointments.

     2.10.   Voting of Shares.  Each outstanding  share
shall  be  entitled  to one (1)  vote  on  each  matter
submitted  to  a  vote  at a meeting  of  shareholders,
except  to  the  extent that the voting rights  of  the
shares  are enlarged, limited or denied by the Articles
of  Incorporation or the Wisconsin Business Corporation
Law.   Shares  of  this corporation owned  directly  or
indirectly by another corporation are not entitled to vote if this corporation owns, directly or indirectly, sufficient shares to elect a majority of the directors of such other corporation. However, the prior sentence shall not limit the power of the corporation to vote any shares, including its own shares, held by it in a fiduciary capacity.

     2.11.  No Nominee Procedures.  The corporation has
not  established, and nothing in these Bylaws shall  be
deemed   to  establish,  any  procedure  by   which   a
beneficial owner of the corporation's shares  that  are
registered  in  the name of a nominee is recognized  by
the   corporation  as  the  shareholder  under  Section
180.0723 of the Wisconsin Business Corporation Law.


                     ARTICLE III.

                  BOARD OF DIRECTORS

     3.01. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, its Board of Directors.
The number of directors shall be fixed from time to time by the Board of Directors; provided, however, a decrease in the number of directors may not shorten an incumbent director's term.

     3.02.    Resignations   and   Qualifications.    A
director may resign at any time by delivering a written
resignation to the Board of Directors, to the  Chairman
of  the  Board,  or  to  the  corporation  through  the
Secretary   or  otherwise.   Directors  need   not   be
residents of the State of Wisconsin or shareholders of the corporation.

     3.03. Regular Meetings. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Wisconsin, for the holding of regular meetings without other notice than such resolution.

     3.04.  Special Meetings.  Special meetings of  the
Board of Directors may be called by or at the request of the Chairman of the Board, the President or any two
(2) directors. Special meetings of any committee may be called by or at the request of the foregoing persons or the Chairman of the committee. The persons calling any special meeting of the Board of Directors or committee may fix any place, either within or without the State of Wisconsin, as the place for holding any special meeting called by them, and if no other place is fixed the place of meeting shall be the principal office of the corporation in the State of Wisconsin.

     3.05.     Meetings   By   Telephone    or    Other
Communication Technology. (a) Any or all directors may participate in a regular or special meeting or in a committee meeting of the Board of Directors by, or conduct the meeting through the use of, telephone or any other means of communication by which either: (i) all participating directors may simultaneously hear each other during the meeting or (ii) all communication during the meeting is immediately transmitted to each participating director, and each participating director is able to immediately send messages to all other participating directors.

     (b) If a meeting will be conducted through the use
of   any   means  described  in  paragraph   (a),   all
participating  directors  shall  be  informed  that   a
meeting is taking place at which official business may be transacted. A director participating in a meeting by any means described in paragraph (a) is deemed to be present in person at the meeting.

     3.06.   Notice  of Meetings.  Except as  otherwise
provided  in  the  Articles  of  Incorporation  or  the
Wisconsin Business Corporation Law, notice of the date,
time  and place of any special meeting of the Board  of
Directors and of any special meeting of a committee  of
the  Board shall be given orally or in writing to  each
director or committee member at least 48 hours prior to
the  meeting.  The notice need not describe the purpose
of  the meeting.  Notice may be communicated in person,
by  telephone, telegraph or facsimile, or  by  mail  or
private   carrier.   Oral  notice  is  effective   when
communicated to the director or to any person answering the director's business or home telephone, or when left on the director's answering machine or voice-mail system at home or place of business. Written notice is effective at the earliest of the following: (a) when received; (b) five days after its deposit in the U.S.
Mail, if mailed postpaid and correctly addressed; (c) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee; (d) at the time a facsimile transmission is completed, if sent by facsimile to the director's home or place of business.

     3.07.   Quorum.  Except as otherwise  provided  by
the  Wisconsin Business Corporation Law, a majority  of
the  number  of directors specified in accordance  with
the Articles of Incorporation shall constitute a quorum
of   the  Board  of  Directors.   Except  as  otherwise
provided by the Wisconsin Business Corporation Law, a majority of the number of directors appointed to serve on a committee shall constitute a quorum of the committee.

     3.08. Manner of Acting. Except as otherwise provided by the Wisconsin Business Corporation Law or the Articles of Incorporation, the affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors or any committee thereof.

     3.09.   Conduct of Meetings.  The Chairman of  the
Board, or in his or her absence, any director chosen by the directors present, shall call meetings of the Board of Directors to order and shall chair the meeting. The
Secretary of the corporation shall act as secretary of all meetings of the Board of Directors, but in the absence of the Secretary, the presiding officer may appoint any assistant secretary or any director or other person present to act as secretary of the meeting.

     3.10. Vacancies. Any vacancy occurring in the Board of Directors shall be filled in the manner provided in the Articles of Incorporation.

     3.11.   Compensation.   The  Board  of  Directors,
irrespective of any personal interest of any of its members, may fix the compensation of directors.

     3.12.   Presumption of Assent.  A director who  is
present and is announced as present at a meeting of the
Board  of  Directors or a committee  thereof  at  which
action  on  any  corporate matter  is  taken  shall  be
presumed  to  have assented to the action taken  unless
(i)  the  director  objects at  the  beginning  of  the
meeting  or promptly upon his or her arrival to holding
the meeting or transacting business at the meeting;  or
(ii)  the  director's  dissent or abstention  from  the
action  taken is entered in the minutes of the meeting;
or  (iii)  the  director delivers his  or  her  written
dissent or abstention to the presiding officer  of  the
meeting  before  the  adjournment  thereof  or  to  the
corporation  immediately after the adjournment  of  the
meeting.   Such right to dissent or abstain  shall  not
apply to a director who voted in favor of such action.

     3.13.    Committees.   Unless  the   Articles   of
Incorporation   otherwise   provide,   the   Board   of
Directors,  by  resolution adopted by  the  affirmative
vote of a majority of all the directors then in office,
may  create one (1) or more committees, each  committee
to  consist  of two (2) or more directors  as  members,
which  to  the  extent provided in  the  resolution  as
initially  adopted, and as thereafter  supplemented  or
amended  by further resolution adopted by a like  vote,
may  exercise the authority of the Board of  Directors,
except   that   no   committee   may:   (a)   authorize
distributions;  (b) approve or propose to  shareholders
action  that  the  Wisconsin Business  Corporation  Law
requires   be  approved  by  shareholders;   (c)   fill
vacancies  on  the Board of Directors  or  any  of  its
committees,  except  that the Board  of  Directors  may
provide by resolution that any vacancies on a committee
shall  be  filled by the affirmative vote of a majority
of  the  remaining  committee members;  (d)  amend  the
Articles  of Incorporation; (e) adopt, amend or  repeal
Bylaws;  (f)  approve  a plan of merger  not  requiring
shareholder   approval;  (g)   authorize   or   approve
reacquisition of shares, except according to a  formula
or  method prescribed by the Board of Directors; or (h)
authorize  or approve the issuance or sale or  contract
for  sale  of shares, or determine the designation  and
relative rights, preferences and limitations of a class
or series of shares, except within limits prescribed by
the  Board  of  Directors.  The Board of Directors  may
elect  one or more of its members as alternate  members
of  any  such committee who may take the place  of  any
absent  member  or  members  at  any  meeting  of  such
committee, upon request by the Chairman of the Board or
the  Chairman  of  such meeting.  Each  such  committee
shall  fix its own rules (consistent with the Wisconsin
Business Corporation Law, the Articles of Incorporation
and   these  Bylaws)  governing  the  conduct  of   its
activities and shall make such reports to the Board of Directors of its activities as the Board of Directors may request. Unless otherwise provided by the Board of Directors in creating a committee, a committee may employ counsel, accountants and other consultants to assist it in the exercise of authority.


                      ARTICLE IV.

                       OFFICERS

     4.01. Appointment. The principal officers may include a Chairman of the Board, a President, a Secretary, a Treasurer and such other officers if any, as may be deemed necessary by the Board of Directors, each of whom shall be appointed by the Board of Directors. The officers may also include one or more
Vice Presidents who may be appointed and have such designations as are determined by or at the direction of the Board of Directors or the Chairman of the Board or President. Any two or more offices may be held by the same person.

     4.02.   Resignation and Removal.  An officer shall
hold  office until he or she resigns, dies, is  removed
hereunder,  or a different person is appointed  to  the
office.    An  officer  may  resign  at  any  time   by
delivering  an  appropriate  written  notice   to   the
corporation.   The  resignation is effective  when  the
notice  is  delivered, unless the  notice  specifies  a
later  effective date and the corporation  accepts  the
later  effective date.  Any officer may be  removed  by
the  Board  of  Directors with  or  without  cause  and
notwithstanding the contract rights,  if  any,  of  the
person   removed.   The   Chairman  of  the  Board   or
President  may  also remove any of the  other  officers
with  or without cause and notwithstanding the contract
rights,  if  any,  of  the person removed.   Except  as
provided in the preceding sentence, the resignation or removal is subject to any remedies provided by any contract between the officer and the corporation or otherwise provided by law. Appointment shall not of itself create contract rights.

     4.03.  Chairman of the Board.  The Chairman of the
Board   shall   preside   at  all   meetings   of   the
shareholders,   Board   of  Directors   and   Executive
Committee of the Board of Directors, if any. He shall have the authority, subject to such rules, directions or orders as may be prescribed by the Board of Directors, to appoint and terminate the appointment of such agents and employees of the corporation as he shall deem necessary, to prescribe their power, duties and compensation and to delegate authority to them. He shall perform such other duties as may be prescribed from time to time by the Board of Directors.

     4.04.   President.   The President  shall  be  the
chief  executive officer of the corporation.  He  shall
have  general and active management of the business  of
the  corporation  and  shall see that  all  orders  and
resolutions of the Board of Directors are carried  into
effect.   He  shall, in the absence of the Chairman  of
the  Board,  preside at all meetings  of  shareholders,
Board  of Directors and the Executive Committee of  the
Board  of  Directors,  if  any.   He  shall  have   the
authority, subject to such rules, directions or  orders
as  may  be  prescribed by the Board of  Directors,  to
appoint  and  terminate the appointment of such  agents
and  employees  of  the corporation as  he  shall  deem
necessary,   to  prescribe  their  power,  duties   and
compensation and to delegate authority to them. He shall perform such other duties as may be prescribed from time to time by the Board of Directors.

     4.05.  Shared Duties of Chairman of the Board  and
President.  The Chairman of the Board and President are
each   severally  authorized  to  sign,   execute   and
acknowledge, on behalf of the corporation,  all  deeds,
mortgages,   bonds,   stock  certificates,   contracts,
leases, reports and all other documents or instruments necessary or proper to be executed in the course of the corporation's regular business, or which shall be authorized by resolution of the Board of Directors;
and, except as otherwise provided by law or directed by the Board of Directors, the Chairman of the Board and President may authorize any Vice President or other officer or agent of the corporation to sign, execute and acknowledge such documents or instruments in his or her place and stead.

     4.06.    Vice  Presidents.   Any  Vice   President
(including  any Executive Vice President,  Senior  Vice
President  or other Vice President, however designated)
may  sign, with the Secretary, certificates for  shares
of  the  corporation;  and shall have  charge  of  such
divisions or departments of the corporation and perform
such  other duties and have such authority as from time
to  time may be delegated or assigned to him or her  by
the Chairman of the Board or President, or the Board of
Directors.   The  execution of any  instrument  of  the
corporation by any Vice President shall be conclusive evidence, as to third parties, of the Vice President's authority to act in the stead of the Chairman of the Board or President.

     4.07.   Secretary.  The Secretary shall: (a)  keep
(or  cause to be kept) regular minutes of all  meetings
of  the  shareholders, the Board of Directors  and  any
committees  of the Board of Directors in  one  or  more
books  provided  for that purpose;  (b)  see  that  all
notices   are  duly  given  in  accordance   with   the
provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation, if any, and see that the seal of the corporation, if any, is affixed to all documents which are authorized to be executed on behalf of the corporation under its seal; (d) keep or arrange for the keeping of a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all duties incident to the office of Secretary and have such other duties and exercise such authority as from time to time may be delegated or assigned to him or her by the Chairman of the Board, President or the Board of Directors.

     4.08. Treasurer. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected by the corporation; and (c) in general perform all of the duties incident to the office of Treasurer and have such other duties and exercise such other authority as from time to time may be delegated or assigned to him or her by the Chairman of the Board, President or Board of Directors.

     4.09.   Assistants and Acting Officers. The  Board
of   Directors  and  the  Chairman  of  the  Board  and
President shall each have the power to appoint any person to act as assistant to any officer, or as agent for the corporation in the officer's stead, or to perform the duties of such officer whenever for any reason it is impracticable for such officer to act personally, and such assistant or acting officer or other agent so appointed shall have the power to perform all the duties of the office to which that person is so appointed to be assistant, or as to which he or she is so appointed to act, except as such power may be otherwise defined or restricted by the Board of Directors, Chairman of the Board or President.

     4.10.     Salaries.    The   salaries   or   other
compensation of the Chairman of the Board and President shall be fixed from time to time by the Board of Directors or by a duly authorized committee thereof, and no officer shall be prevented from receiving such salary by reason of the fact that such officer is also a director of the corporation.


                      ARTICLE V.

      CERTIFICATES FOR SHARES AND THEIR TRANSFER

     5.01.   Certificates for Shares.   All  shares  of
this  corporation shall be represented by certificates.
Certificates  representing shares  of  the  corporation
shall be in such form, consistent with law, as shall be
determined   by   the   Board   of   Directors.    Such
certificates  shall be signed, either  manually  or  in
facsimile,  by any one or more of the Chairman  of  the
Board, the President, the Chief Operating Officer,  the
Vice  Chairman  or a Vice President.  All  certificates
for shares shall be consecutively numbered or otherwise
identified.  The name and address of the person to whom
the  shares  represented thereby are issued,  with  the
number of shares and date of issue, shall be entered on
the  stock  transfer  books of  the  corporation.   All
certificates   surrendered  to  the   corporation   for
transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except as provided in Section 5.05.

     5.02. Signature by Former Officer, Transfer Agent or Registrar. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any certificate for shares has ceased to be such officer, transfer agent or registrar before such certificate is issued, the certificate may be issued by the corporation with the same effect as if that person were still an officer, transfer agent or registrar at the date of its issue.

     5.03.    Transfer  of  Shares.    Prior   to   due
presentment   of   a   certificate   for   shares   for
registration  of  transfer, and unless the  corporation
has established a procedure by which a beneficial owner
of  shares held by a nominee is to be recognized by the
corporation  as  the shareholder, the  corporation  may
treat the registered owner of such shares as the person
exclusively  entitled to vote, to receive notifications
and  otherwise to have and exercise all the rights  and
power   of  an  owner.   The  corporation  may  require
reasonable assurance that all transfer endorsements are genuine and effective and in compliance with all regulations prescribed by or under the authority of the Board of Directors.

     5.04.   Restrictions  on Transfer.   The  face  or
reverse side of each certificate representing shares shall bear a conspicuous notation of any restriction upon the transfer of such shares imposed by the corporation.

     5.05.   Lost,  Destroyed or  Stolen  Certificates.
Where the owner claims that his or her certificate for shares has been lost, destroyed or wrongfully taken, a new certificate shall be issued in place thereof if the owner (a) so requests before the corporation has notice that such shares have been acquired by a bona fide purchaser; and (b) if required by the corporation, files with the corporation a sufficient indemnity bond;
and (c) satisfies such other reasonable requirements as may be prescribed by or under the authority of the Board of Directors.

     5.06.   Consideration for Shares.  The  shares  of
the corporation may be issued for such consideration as
shall  be fixed from time to time and determined to  be
adequate  by the Board of Directors, provided that  any
shares  having a par value shall not be  issued  for  a
consideration  less  than the par value  thereof.   The
consideration may consist of any tangible or intangible
property or benefit to the corporation, including cash,
promissory  notes,  services performed,  contracts  for
services  to be performed, or other securities  of  the
corporation.   When   the  corporation   receives   the
consideration   for  which  the  Board   of   Directors
authorized the issuance of shares, such shares shall be deemed to be fully paid and nonassessable.

     5.07.   Stock Regulations.  The Board of Directors
shall  have  the power and authority to make  all  such
rules   and  regulations  not  inconsistent  with   the
statutes  of  the State of Wisconsin  as  it  may  deem
expedient   concerning   the   issue,   transfer    and
registration of certificates representing shares of the corporation, including the appointment or designation of one or more stock transfer agents and one or more registrars.


                      ARTICLE VI.

                   WAIVER OF NOTICE

     6.01.   Shareholder Written Waiver.  A shareholder
may waive any notice required by the Wisconsin Business
Corporation Law, the Articles of Incorporation or these
Bylaws before or after the date and time stated in  the
notice.   The waiver shall be in writing and signed  by
the shareholder entitled to the notice, shall contain the same information that would have been required in the notice under the Wisconsin Business Corporation Law except that the time and place of meeting need not be stated, and shall be delivered to the corporation for inclusion in the corporate records.

     6.02.    Shareholder  Waiver  by  Attendance.    A
shareholder's attendance at a meeting, in person or by proxy, waives objection to both of the following:

     (a)     Lack of notice or defective notice of  the
       meeting,   unless   the   shareholder   at   the
       beginning  of  the  meeting  or  promptly   upon
       arrival  objects  to  holding  the  meeting   or
       transacting business at the meeting.

     (b) Consideration of a particular matter at the meeting that is not within the purpose described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

     6.03. Director Written Waiver. A director may waive any notice required by the Wisconsin Business
Corporation Law, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice. The waiver shall be in writing, signed by the director entitled to the notice and retained by the corporation.

     6.04.    Director   Waiver   by   Attendance.    A
director's attendance at or participation in a meeting of the Board of Directors or any committee thereof waives any required notice to him or her of the meeting unless the director at the beginning of the meeting or promptly upon his or her arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.


                     ARTICLE VII.

                ACTION WITHOUT MEETINGS

     7.01.   Director  Action Without Meeting.   Unless
the Articles of Incorporation provide otherwise, action
required   or  permitted  by  the  Wisconsin   Business
Corporation Law to be taken at a Board of Directors meeting or committee meeting may be taken without a meeting if the action is taken by all members of the Board or committee. The action shall be evidenced by one or more written consents describing the action taken, signed by each director and retained by the corporation. Action taken hereunder is effective when the last director signs the consent, unless the consent specifies a different effective date. A consent signed hereunder has the effect of a unanimous vote taken at a meeting at which all directors or committee members were present, and may be described as such in any document.


                     ARTICLE VIII.

                    INDEMNIFICATION

     8.01.   Indemnification  for  Successful  Defense.
Within  twenty  (20) days after receipt  of  a  written
request pursuant to Section 8.03, the corporation shall
indemnify  a director or officer, to the extent  he  or
she  has been successful on the merits or otherwise  in
the   defense  of  a  proceeding,  for  all  reasonable
expenses incurred in the proceeding if the director or officer was a party because he or she is a director or officer of the corporation.

     8.02. Other Indemnification. (a) In cases not included under Section 8.01, the corporation shall indemnify a director or officer against all liabilities and expenses incurred by the director or officer in a proceeding to which the director or officer was a party because he or she is a director or officer of the corporation, unless liability was incurred because the director or officer breached or failed to perform a duty he or she owes to the corporation and the breach or failure to perform constitutes any of the following:

       (1) A willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director or officer has a material conflict of interest.

       (2)   A  violation of criminal law,  unless  the
  director  or officer had reasonable cause to  believe
  that  his  or her conduct was lawful or no reasonable
  cause  to  believe  that  his  or  her  conduct   was
  unlawful.

       (3) A transaction from which the director or officer derived an improper personal profit.

       (4)  Willful misconduct.

     (b) Determination of whether indemnification is required under this Section shall be made pursuant to
Section 8.05.

     (c)   The termination of a proceeding by judgment,
order, settlement or conviction, or upon a plea  of  no
contest  or  an equivalent plea, does not,  by  itself,
create  a  presumption  that  indemnification  of   the
director or officer is not required under this Section.

     8.03. Written Request. A director or officer who seeks indemnification under Sections 8.01 or 8.02 shall make a written request to the corporation.

     8.04.  Nonduplication.  The corporation shall  not
indemnify a director or officer under Sections 8.01  or
8.02 if the director or officer has previously received
indemnification  or  allowance  of  expenses  from  any
person,  including the corporation, in connection  with
the  same proceeding.  However, the director or officer
has   no   duty  to  look  to  any  other  person   for
indemnification.

     8.05.   Determination of Right to Indemnification.
(a)  Unless  otherwise  provided  by  the  Articles  of
Incorporation  or  by  written  agreement  between  the
director  or officer and the corporation, the  director
or  officer seeking indemnification under Section  8.02
shall select one of the following means for determining his or her right to indemnification:

          (1)   By  a majority vote of a quorum of  the
     Board of Directors consisting of directors not  at
     the   time   parties  to  the  same   or   related
     proceedings.    If   a  quorum  of   disinterested
     directors cannot be obtained, by majority vote  of
     a   committee  duly  appointed  by  the  Board  of
     Directors and consisting solely of two (2) or more directors who are not at the time parties to the same or related proceedings. Directors who are parties to the same or related proceedings may participate in the designation of members of the committee.

          (2)  By independent legal counsel selected by
     a   quorum  of  the  Board  of  Directors  or  its
     committee in the manner prescribed in sub. (1) or, if unable to obtain such a quorum or committee, by a majority vote of the full Board of Directors, including directors who are parties to the same or related proceedings.

          (3)   By  a  panel  of three (3)  arbitrators
     consisting  of  one arbitrator selected  by  those
     directors  entitled  under  sub.  (2)  to   select
     independent legal counsel, one arbitrator selected
     by the director or officer seeking indemnification
     and   one  arbitrator  selected  by  the  two  (2)
     arbitrators previously selected.

          (4)    By   an  affirmative  vote  of  shares
     represented at a meeting of shareholders at  which
     a  quorum  of  the voting group entitled  to  vote
     thereon  is  present.  Shares owned by,  or  voted
     under the control of, persons who are at the  time
     parties   to  the  same  or  related  proceedings,
     whether as plaintiffs or defendants or in any other capacity, may not be voted in making the determination.

          (5)  By a court under Section 8.08.

          (6)   By any other method provided for in any
     additional  right  to  indemnification   permitted
     under Section 8.07.

     (b) In any determination under (a), the burden of proof is on the corporation to prove by clear and convincing evidence that indemnification under Section
8.02 should not be allowed.

     (c) A written determination as to a director's or officer's indemnification under Section 8.02 shall be submitted to both the corporation and the director or officer within 60 days of the selection made under (a).

     (d) If it is determined that indemnification is required under Section 8.02, the corporation shall pay all liabilities and expenses not prohibited by Section
8.04 within ten (10) days after receipt of the written determination under (c). The corporation shall also pay all expenses incurred by the director or officer in the determination process under (a).

     8.06. Advance of Expenses. Within ten (10) days after receipt of a written request by a director or officer who is a party to a proceeding, the corporation shall pay or reimburse his or her reasonable expenses as incurred if the director or officer provides the corporation with all of the following:

          (1) A written affirmation of his or her good faith belief that he or she has not breached or failed to perform his or her duties to the corporation.

          (2)     A   written   undertaking,   executed
     personally or on his or her behalf, to  repay  the
     allowance  to  the  extent that it  is  ultimately
     determined under Section 8.05 that indemnification
     under  Section  8.02  is  not  required  and  that
     indemnification is not ordered by  a  court.   The
     undertaking  under  this subsection  shall  be  an
     unlimited  general obligation of the  director  or
     officer  and may be accepted without reference  to
     his  or  her ability to repay the allowance.   The
     undertaking may be unsecured.

     8.07.  Nonexclusivity.  (a) Except as provided  in
(b), Sections 8.01, 8.02 and 8.06 do not preclude any additional right to indemnification or allowance of expenses that a director or officer may have under any of the following:

          (1)  The Articles of Incorporation.

          (2) A written agreement between the director or officer and the corporation.

          (3)  A resolution of the Board of Directors.

          (4) A resolution, after notice, adopted by a majority vote of all of the corporation's voting shares then issued and outstanding.

     (b)  Regardless of the existence of an  additional
right under (a), the corporation shall not indemnify  a
director or officer, or permit a director or officer to
retain   any  allowance  of  expenses  unless   it   is
determined by or on behalf of the corporation that  the
director or officer did not breach or fail to perform a
duty   he   or  she  owes  to  the  corporation   which
constitutes conduct under Section 8.02(a)(1), (2),  (3)
or  (4).  A director or officer who is a party  to  the
same  or  related proceedings for which indemnification
or   an  allowance  of  expenses  is  sought  may   not
participate in a determination under this subsection.

     (c)  Sections  8.01  to 8.14  do  not  affect  the
corporation's  power  to  pay  or  reimburse   expenses
incurred by a director or officer in any of the following circumstances.

          (1) As a witness in a proceeding to which he or she is not a party.

          (2)   As  a  plaintiff  or  petitioner  in  a
     proceeding  because  he  or  she  is  or  was   an
     employee,  agent,  director  or  officer  of   the
     corporation.

     8.08.   Court-Ordered Indemnification.  (a) Except
as  provided otherwise by written agreement between the
director or officer and the corporation, a director  or
officer  who is a party to a proceeding may  apply  for
indemnification to the court conducting the  proceeding
or   to   another   court  of  competent  jurisdiction.
Application shall be made for an initial determination by the court under Section 8.05(a)(5) or for review by the court of an adverse determination under Section
8.05(a)(l), (2), (3), (4) or (6).

     (b) If the court determines that the director or officer is entitled to indemnification, the corporation shall pay the director's or officer's expenses incurred to obtain the court-ordered indemnification.

     8.09.   Indemnification and Allowance of  Expenses
of   Employees  and  Agents.   The  corporation   shall
indemnify an employee of the corporation who is  not  a
director  or officer of the corporation, to the  extent
that  he  or she has been successful on the  merits  or
otherwise   in  defense  of  a  proceeding,   for   all
reasonable expenses incurred in the proceeding if the employee was a party because he or she was an employee of the corporation. In addition, the corporation may indemnify and allow reasonable expenses of an employee or agent who is not a director or officer of the corporation to the extent provided by the Articles of Incorporation or these Bylaws, by general or specific action of the Board of Directors or by contract.

     8.10.   Insurance.  The corporation  may  purchase
and  maintain insurance on behalf of an individual  who
is  an  employee,  agent, director or  officer  of  the
corporation  against  liability  asserted  against   or
incurred by the individual in his or her capacity as an employee, agent, director or officer, regardless of whether the corporation is required or authorized to indemnify or allow expenses to the individual against the same liability under Sections 8.01, 8.02, 8.06,
8.07 and 8.09.

     8.11.  Securities Law Claims.

     (a) Pursuant to the public policy of the State  of
Wisconsin,     the    corporation     shall     provide
indemnification and allowance of expenses and may insure for any liability incurred in connection with a proceeding involving securities regulation described under (b) to the extent required or permitted under Sections 8.01 to 8.10.

     (b)  Sections  8.01 to 8.10 apply, to  the  extent
applicable  to any other proceeding, to any  proceeding
involving   a  federal  or  state  statute,   rule   or
regulation  regulating the offer, sale or  purchase  of
securities,   securities   brokers   or   dealers,   or
investment companies or investment advisers.

     8.12.   Liberal  Construction.  In order  for  the
corporation  to obtain and retain qualified  directors,
officers and employees, the foregoing provisions  shall
be  liberally  administered in order to afford  maximum
indemnification  of  directors,  officers  and,   where
Section  8.09 of these Bylaws applies, employees.   The
indemnification above provided for shall be granted in all applicable cases unless to do so would clearly contravene law, controlling precedent or public policy.

     8.13.   Definitions Applicable  to  this  Article.
For purposes of this Article:

     (a) "Affiliate" shall include, without limitation, any corporation, partnership, joint venture, employee benefit plan, trust or other enterprise that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the corporation.

     (b) "Corporation" means this corporation and any domestic or foreign predecessor of this corporation where the predecessor corporation's existence ceased upon the consummation of a merger or other transaction.

     (c) "Director or officer" means any of the following:

          (1) An individual who is or was a director or officer of this corporation.

          (2)  An  individual who, while a director  or
     officer of this corporation, is or was serving  at
     the  corporation's request as a director, officer,
     partner,  trustee,  member  of  any  governing  or
     decision-making committee, employee  or  agent  of
     another   corporation   or  foreign   corporation,
     partnership,   joint  venture,  trust   or   other
     enterprise.

          (3)  An  individual who, while a director  or
     officer of this corporation, is or was serving  an
     employee benefit plan because his or her duties to
     the   corporation  also  impose  duties   on,   or
     otherwise involve services by, the person to the plan or to participants in or beneficiaries of the plan.

          (4)  Unless  the context requires  otherwise,
     the   estate  or  personal  representative  of   a
     director or officer.

     For   purposes  of  this  Article,  it  shall   be
conclusively presumed that any director or officer serving as a director, officer, partner, trustee, member of any governing or decision-making committee, employee or agent of an affiliate shall be so serving at the request of the corporation.

     (d)   "Expenses"  include  fees,  costs,  charges,
disbursements,   attorney  fees  and   other   expenses
incurred in connection with a proceeding.

     (e) "Liability" includes the obligation to pay a judgment, settlement, penalty, assessment, forfeiture or fine, including an excise tax assessed with respect to an employee benefit plan, and reasonable expenses.

     (f) "Party" includes an individual who was or is, or who is threatened to be made, a named defendant or respondent in a proceeding.

     (g) "Proceeding" means any threatened, pending  or
completed    civil,    criminal,   administrative    or
investigative  action,  suit,  arbitration   or   other
proceeding, whether formal or informal, which involves foreign, federal, state or local law and which is brought by or in the right of the corporation or by any other person.


                      ARTICLE IX.

                         SEAL

     9.01. Seal. The Board of Directors may provide a corporate seal which may be circular in form and have inscribed thereon the name of the corporation and the state of incorporation and the words "Corporate Seal."


                      ARTICLE X.

                      AMENDMENTS

     10.01. By Shareholders. These Bylaws may be amended or repealed and new Bylaws may be adopted by the shareholders.

     10.02.   By Directors.  Except as the Articles  of
Incorporation may otherwise provide, these  Bylaws  may
also  be  amended  or repealed and new  Bylaws  may  be
adopted  by the Board of Directors by the vote provided
in  Section  3.08,  but  (a) no Bylaw  adopted  by  the
shareholders shall be amended, repealed or readopted by
the  Board  of  Directors if the Bylaw  so  adopted  so
provides  and  (b) a Bylaw adopted or  amended  by  the
shareholders  that  fixes  a greater  or  lower  quorum
requirement  or  a greater voting requirement  for  the
Board  of Directors than otherwise is provided  in  the
Wisconsin  Business Corporation Law may not be  amended
or  repealed by the Board of Directors unless the Bylaw
expressly  provides that it may be amended or  repealed
by  a  specified vote of the Board of Directors. Action
by  the  Board of Directors to adopt or amend  a  Bylaw
that  changes the quorum or voting requirement for  the
Board   of   Directors  must  meet  the   same   quorum
requirement and be adopted by the same vote required to
take  action  under  the quorum and voting  requirement
then  in  effect, unless a different voting requirement
is specified as provided by the preceding sentence.   A
Bylaw  that fixes a greater or lower quorum requirement
or  a  greater  voting requirement for shareholders  or
voting   groups  of  shareholders  than  otherwise   is
provided in the Wisconsin Business Corporation Law may not be adopted, amended or repealed by the Board of Directors.

     10.03. Implied Amendments. Any action taken or authorized by the shareholders or by the Board of Directors, which would be inconsistent with the Bylaws then in effect but is taken or authorized by a vote that would be sufficient to amend the Bylaws so that the Bylaws would be consistent with such action, shall be given the same effect as though the Bylaws had been temporarily amended or suspended so far, but only so far, as is necessary to permit the specific action so taken or authorized.